EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Clarifies Technical Disclosures for Canadian NI 43-101 Compliance

Coeur d’Alene, Idaho – March 28, 2013 – Timberline Resources Corporation (NYSE MKT: TLR; TSX-V: TBR) (“Timberline” or the “Company”) announces that as a result of a review by the British Columbia Securities Commission (“BCSC”), the Company is issuing the following news release to clarify our disclosure.  The issues identified by the BCSC involve disclosure made by the Company that is not compliant with National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”).  The Company is retracting certain disclosure made in the Company’s news releases, corporate presentations, fact sheets and on the Company’s website as detailed further in this news release solely for the purpose of complying with NI 43-101’s technical disclosure rules.

Butte Highlands Property, Montana

In certain news releases (including news releases dated April 6, 2011, January 12, 2012 and February 20, 2013); corporate presentations (including one dated June 2012), and other investor relations material (including a fact sheet dated March 2013 posted on the Company’s website) with respect to the Butte Highlands Property, the Company disclosed mineral resources; used language implying the results of positive economic analysis;  and disclosed resource/reserve estimates which triggered the requirement to file supporting NI 43-101 compliant technical reports.  The Company has not filed any such technical reports and various quantity and grade disclosure of exploration targets, mineral resources, mineral reserves and analyses implying commercial viability are not supported by a compliant NI 43-101 technical report.

Also, in certain news releases (including news releases dated April 6, 2011, September 13, 2010, January 12, 2012 and April 10, 2012); corporate presentations (including one dated June 2012) and other investor relations material found on the Company’s website (including a fact sheet dated March 2013) with respect to the Butte Highlands Property, the Company:

•

disclosed estimates of quantities and grades of mineralization that were not categorized in accordance with applicable NI 43-101 categories of mineral resources;

•

implied the existence of mineral reserves which were not categorized in accordance with NI 43-101 categories and did not include required disclosure such as quantity and grade and key assumptions, parameters and methods for estimates;

•

disclosed exploration targets without appropriate cautionary language and implied economic analysis to an exploration target which is not permissible under NI 43-101; and

•

used the term “ore” implying technical feasibility and economic viability when quantities of minerals have not been categorized as mineral reserves in accordance with NI 43-101.

The Company retracts all previous quantity and grade estimates, expected production rates, and statements implying results of mineral reserves and economic analysis at its Butte Highlands Project as such previous disclosure is not in compliance with the requirements of NI 43-101 and should not be relied on until they are independently verified and supported by a NI 43-101 technical report.

The Company also wishes to clarify that its joint venture partner on the Butte Highlands Property, Highland Mining LLC, has decided to advance the Butte Highlights project into production without first establishing mineral resources supported by an independent technical report or completing a feasibility study.  A production decision without the benefit of a technical report independently establishing mineral resources or reserves and any feasibility study demonstrating economic and technical viability creates increased uncertainty and heightens economic and technical risks of failure associated with the Butte Highlands project.

The Company intends to file an updated technical report on the Butte Highlands Property to clarify and correct previous disclosure that were not compliant with NI 43-101.  The Company will be working with its independent geological consultant, Mine Development Associates to prepare and file the updated technical report.  The Company’s web site (www.timberline-resources.com) has been revised and non-compliant disclosures removed (including corporate presentations and fact sheets) or corrected to comply with NI 43-101.

South Eureka Property and Lookout Mountain Project, Nevada

Certain materials on the Company’s website relating to the South Eureka Property and Lookout Mountain Project included disclosure which was non-compliant with NI 43-101.  In certain fact sheets (including one dated March 2013), corporate presentations (including one dated June 2012) and certain pages on the Company’s website, the Company:

•

disclosed a “positive internal preliminary economic scoping study” at Lookout Mountain implying that a preliminary economic assessment (“PEA”) has been completed;

•

disclosed combined measured and indicated resources which is not permissible under NI 43-101; and

•

disclosed estimates of quantities of mineralization without disclosure of the range of grades, range of quantity and the inclusion of prominent cautionary language required by NI 43-101.

The Company has not yet completed a valid PEA on its Lookout Mountain Project and retracts the disclosure implying a PEA had been completed.

The Company has also removed the other non-compliant disclosure on its website.  Material on the website which disclosed combined measured and indicated resources will be replaced with material that separates disclosure of each resource category.   The target estimates that do not disclose a quantity and grade range and the appropriate prominent cautionary language required by NI 43-101 will be replaced with compliant disclosure.

The Company’s independent geological consultant, Mine Development Associates, is preparing an updated technical report to support the increase in the resource estimate on the Lookout Mountain Project as announced in the Company’s news release of February 28, 2013.  The Company expects that the report will be filed on or before April 14, 2013, in compliance with the requirements of NI 43-101.

Steven Osterberg, Ph.D., P.G., Timberline’s Vice-President of Exploration, is a Qualified Person as defined by NI 43-101 and has reviewed and approved the technical contents of this release.

About Timberline Resources

Timberline Resources Corporation is exploring and developing advanced-stage gold properties in the western United States. Timberline holds a 50-percent carried interest ownership stake in the Butte Highlands Joint Venture in Montana where gold production is targeted to commence in 2013. Timberline’s exploration is primarily focused on the goldfields of Nevada, where it is advancing its flagship Lookout Mountain Project toward a production decision while exploring a pipeline of quality

2 | TIMBERLINE RESOURCES

earlier-stage projects at its South Eureka Property and elsewhere. Timberline management has a proven track record of discovering economic mineral deposits and developing them into profitable mines.

Timberline is listed on the NYSE MKT where it trades under the symbol "TLR" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Cautionary Note to U.S. investors - This press release uses the terms "measured resources", "indicated resources" and "measured & indicated resources." We advise U.S. investors that while these terms are defined in and required by Canadian regulations, these terms are not defined terms under United States Securities and Exchange Commission (“SEC”) Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC.  In particular, the term “resource” does not equate to the term “reserve”. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as in-place tonnage and grade without reference to unit measures. U.S. investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 reserves.

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These statements include but are not limited to statements regarding future production at the Butte Highlands Property, the Company’s intention to prepare and file an updated NI 43-101 report on its Butte Highlands Property, and the preparation and timing of the Company’s updated NI 43-101 technical report on the Lookout Mountain Project. When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, whether or not the Company completes the purchase of the Butte Highlands JV, LLC membership interests, risks related to the timing and completion of the drilling programs at Butte Highlands and South Eureka, risks and uncertainties related to mineral estimates, risks related to the inherently dangerous activity of mining, and other such factors, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2012.  Except as required by Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information:

Paul Dircksen, CEO
Phone: 208.664.4859

3 | TIMBERLINE RESOURCES